As filed with the Securities and Exchange Commission on February 10, 2005.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 9, 2005

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

704.386.8486

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 8.01. OTHER EVENTS.

On February 9, 2005, Bank of America Corporation and several of its subsidiaries reached final settlements with the below referenced governmental authorities to resolve matters related to past mutual fund trading practices. Specifically, Banc of America Capital Management, LLC (“BACAP”), BACAP Distributors, LLC (“BACAP Distributors”) and Banc of America Securities, LLC (“BAS”) entered into a settlement order with the Securities and Exchange Commission (the “SEC”). Columbia Management Advisors, Inc. (“Columbia Advisors”) and Columbia Funds Distributor, Inc. (“Columbia Distributors”) also entered into a settlement order with the SEC. The settlements with the SEC are available on the SEC’s website: http://www.sec.gov/. BACAP, BACAP Distributors and BAS reached a settlement with the New York Attorney General’s Office (the “NYAG”), and Columbia Advisors and Columbia Distributors also reached a settlement with the NYAG. The final settlements with the SEC and the NYAG relate to the settlements in principle previously announced on March 15, 2004. In addition, Bank of America, N.A. entered into a written agreement with the Office of the Comptroller of the Currency, and Bank of America Corporation entered into a written agreement with the Federal Reserve Bank of Richmond. Copies of the settlement with the NYAG and the written agreements with the Office of the Comptroller of the Currency and the Federal Reserve Bank of Richmond are attached as Exhibits 99.1, 99.2, 99.3, and 99.4 respectively. A copy of Schedule A to Exhibits 99.1 and 99.2 is available on the following websites: http://www.columbiafunds.com/pdf/funds/ScheduleAFinal.pdf/ and http://www.nationsfunds.com/docrepo/nyag_schedule_a___

fee_reduction_20050210_113246.pdf?requester=nationsfunds. References to the SEC, Columbia Funds and Nations Funds’ websites are included as inactive textual references only. Information on those websites is not incorporated by reference into this filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
99.1	Assurance of Discontinuance between BACAP, BACAP Distributors and BAS and the NYAG dated February 9, 2005.

99.2	Assurance of Discontinuance between Columbia Advisors and Columbia Distributors and the NYAG February 9, 2005.

99.3	Written Agreement between Bank of America, N.A. and the Office of the Comptroller of the Currency dated February 9, 2005.

99.4	Written Agreement between Bank of America Corporation and the Federal Reserve Bank of Richmond dated February 9, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Teresa M. Brenner
Teresa M. Brenner Associate General Counsel

Dated: February 10, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Assurance of Discontinuance between BACAP, BACAP Distributors and BAS and the NYAG dated February 9, 2005.

99.2	Assurance of Discontinuance between Columbia Advisors and Columbia Distributors and the NYAG dated February 9, 2005.

99.3	Written Agreement between Bank of America, N.A. and the Office of the Comptroller of the Currency dated February 9, 2005.

99.4	Written Agreement between Bank of America Corporation and the Federal Reserve Bank of Richmond dated February 9, 2005.